SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 15, 2003
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                               KNIGHT-RIDDER, INC.
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             (Exact name of registrant as specified in its charter)


            Florida                  1-7553               38-0723657
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 (State or other jurisdiction   (Commission File        (IRS Employer
       of incorporation)             Number)          Identification No.)


50 W. San Fernando Street, San Jose, California                    95113
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (408) 938-7700
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                                  INAPPLICABLE
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          (Former name or former address if changed since last report)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

              99.1    Knight-Ridder, Inc. Press Release dated April 15, 2003
              99.2    Knight-Ridder, Inc. Press Release dated April 15, 2003

ITEM 9.   REGULATION FD DISCLOSURE

          On April 15, 2003, Knight-Ridder, Inc. issued a press release announcing the Company's earnings for the quarter ended March 30, 2003, and a press release announcing the Company's newspaper advertising revenue for the quarter ended March 30, 2003. Copies of these press releases are furnished with this report as Exhibits 99.1 and 99.2. The information contained in this report is furnished pursuant to Item 12 under Item 9 of Form 8-K.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KNIGHT-RIDDER, INC.

                                    By:  /s/ MARGARET R. RANDAZZO
                                         -----------------------------
                                         Margaret R. Randazzo
                                         Vice President and Controller

Dated:  April 15, 2003


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                                  EXHIBIT INDEX

Exhibit
Number       Name
------       ----

99.1         Earnings Press Release of Knight-Ridder, Inc. dated April 15, 2003.
99.2         Newspaper Advertising Revenue Press Release of Knight-Ridder, Inc.
             dated April 15, 2003.


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